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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
        --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        May 17, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

     On May 17, 2002, Fitch Ratings announced that it downgraded its long-term debt ratings for Merrill Lynch & Co., Inc. as follows: its senior debt rating to "AA-" from "AA"; its preferred stock rating to "A+" from "AA-"; and its Trust Originated Preferred Securities(SM) (TOPrS(SM)) rating to "A+" from "AA-". Merrill Lynch's short-term debt rating of "F1+" was affirmed. It also stated that Merrill Lynch remains on "Rating Outlook Negative". That same day, Fitch also announced rating downgrades and negative outlooks for several other securities firms.

     As noted in their announcement, the "AA-" rating indicates a company of very high credit quality with very strong capacity for timely payment of financial commitments.







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MERRILL LYNCH & CO., INC.
                                               ------------------------------
                                                         (Registrant)




                                               By: /s/ Judith A. Witterschein
                                                  ----------------------------
                                                       Judith A. Witterschein
                                                       Corporate Secretary



Date:   May 20, 2002














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